Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Draper Oakwood Technology Acquisition, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2017, as filed with the Securities and Exchange Commission (the “Report”), I, Aamer Sarfraz, Chief Executive Officer, Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: March 29, 2018	By:	/s/ Aamer Sarfraz
Aamer Sarfraz
Title: Chief Executive Officer, Chief Financial Officer and Director (Principal Executive Officer and Principal Financial and Accounting Officer)